                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The WMA Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              THE WMA CORPORATION
                           11315 Johns Creek Parkway
                             Duluth, Georgia 30097

                   -----------------------------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   -----------------------------------------


To the Stockholders of THE WMA CORPORATION:

    A Special Meeting of Stockholders of The WMA Corporation (hereinafter referred to as the "Company") will be held at the executive offices of the Company at 11315 Johns Creek Parkway, Duluth, Georgia 30097, on Friday,
May 28, 1999 at 10:00 a.m., Eastern Standard Time, for the following purposes:

       1. To approve an amendment to the Certificate of Incorporation to create a new class of preferred stock and to increase the number of authorized shares of common stock.

       2. To transact such other business as may properly come before the Special Meeting or any adjournment.

    The Company's Board of Directors has fixed Friday, April 30, 1999 as the record date for the Special Meeting. Holders of record of the Company's common stock at the close of business on that date are entitled to receive notice of and to vote at the Special Meeting or any adjournment. A list of such stockholders will be open for examination by any stockholder at the Special Meeting.


                                             By Order of the Board of Directors

                                             /s/ S. Hubert Humphrey, Jr.

                                             S. Hubert Humphrey, Jr., President

May     , 1999
    ---

    YOUR VOTE IS IMPORTANT. PLEASE VOTE BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you plan to attend the meeting, please check the box on the proxy card. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

                                  PRELIMINARY

                              THE WMA CORPORATION


                                ---------------
                                PROXY STATEMENT
                                ---------------


                        SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, MAY 28, 1999


    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of The WMA Corporation (the "Company" or "Registrant") for use at a Special Meeting of Stockholders, to be held on Friday, May 28, 1999 at 10:00 a.m. Eastern Daylight Time at the executive offices of the Company at 11315 Johns Creek Parkway, Duluth, Georgia 30097, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record at the close of business on Friday, April 30, 1999 will be entitled to receive notice of and vote at the meeting. Each share of stock is entitled to one vote. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Company. Any revocation must show the stockholder's name and account number and must be received prior to the meeting to be effective. In addition, a stockholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting thereby canceling any proxy previously given. The outstanding voting securities of the Company on April 30, 1999 consisted of 2,495,010 shares of common stock of the Company ("Common Stock"), each share being entitled to one vote. The Company expects to mail this proxy statement to stockholders on or about May 17, 1999.

    Only stockholders of record at the close of business on April 30, 1999 will be entitled to notice of and to vote at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, present in person or represented by proxy, shall constitute a quorum at said meeting. The proposal to approve the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and to authorize preferred stock requires an affirmative vote of a majority of the shares entitled to vote at the Special Meeting. To the Company's knowledge, three stockholders beneficially owned 5% or more of the Company's outstanding Common Stock on April 30, 1999.

All of the Directors, Director Nominees and officers of the Company, who collectively, beneficially own 36.7% of the outstanding Common Stock of the Company have indicated that they intend to vote their shares FOR the Proposals contained in this Proxy Statement.


                      PROPOSAL 1. TO APPROVE AN AMENDMENT
  TO THE CERTIFICATE OF INCORPORATION TO CREATE TWO CLASSES OF CAPITAL STOCK:
              COMMON AND PREFERRED, AND TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK.


    The Company currently is authorized by its Certificate of Incorporation to issue only common stock. The Board of Directors recommends amending the Company's Certificate of Incorporation to:

* create two classes of capital stock: common stock having a par value of $.001 per share and preferred stock having a par value of $2.00 per share
* increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000 and authorize the issuance of 10,000,000 shares of preferred stock, and
* provide for the issuance of preferred stock in series and authorize the Board of Directors to fix, from time to time, the number, designation, powers, preferences and rights of the shares in each series.

    On April 30, 1999, 2,495,010 shares of Common Stock were issued and outstanding. Only 10,000,000 shares of Common Stock are presently authorized to be issued under the Company's Certificate of Incorporation.

    If the proposed amendment to the Company's Certificate of Incorporation is approved by the stockholders, the Company anticipates selling a series of the newly authorized preferred stock to accredited investors and selling shares of Common Stock to institutional investors in proposed private placements to be made later this year pursuant to Regulation D (the terms of such offerings, including the price, rights, powers and preferences of which have not yet been determined).

    The Board of Directors believes that the proposed amendment is desirable so that, as the need may arise, the Company will have the maximum financial flexibility to issue shares of Common Stock and preferred stock in connection with its growing capital needs and future opportunities for expanding its reinsurance capacity and other investments or acquisitions, possible stock dividends, management incentive programs, employee benefit programs, and for other purposes, without the expense and delay of a calling a special stockholders' meeting. Authorizing the Board of Directors to issue preferred stock in series and to fix the designation, powers, preferences and rights of shares in each series allows the Board, in its discretion, to tailor the terms of any series of preferred stock to fit the particular needs of the Company at the time of the stock's issuance. In other words, each series may differ substantially from the others with respect to rights regarding dividends, voting, convertibility, preferences upon liquidation, and redemption.

    Preferred stock will have preference over the rights of Common Stock as to the payment of dividends and the assets of the Company upon liquidation or dissolution. The Board of Directors may, in its sole discretion, determine whether any of the preferred stock will be entitled to vote, under what circumstances and to what extent. The Board of Directors may also determine that a series of preferred stock may be called for redemption by the Company and set the terms and conditions under which the preferred stock may be called for redemption. Granting the Board of Directors this authority, which some refer to as "blank check authority," provides the Company with maximum flexibility to respond quickly to a given circumstance without having to resort to obtaining stockholder approval each time it wishes to issue preferred stock.

    Authorized but unissued shares of the Company's Common Stock and the new preferred stock, if authorized, may be issued at such time, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable law or stock exchange policies. While the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock and/or preferred stock could be issued in one or more transactions which could delay or prevent a change in control of the Company by making it more difficult or costly to do so. Depending upon the particular features of a series of preferred stock, its issuance could also make the removal of the Company's management more difficult, or result in restrictions upon the payment of dividends and other distributions to the holders of Common Stock. Issuing additional shares of stock would also have the effect of diluting the stock ownership of persons seeking to obtain control of the Company. Some companies have issued rights to purchase their Common Stock and/or preferred stock, with such rights having terms designed to encourage, in certain potential acquisitions, the potential acquirer to begin negotiations with the company's board of directors. The authorized but unissued shares of Common Stock and/or preferred stock would be available for use in connection with the issuance of such rights. The proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, nor is the Board of Directors currently proposing to stockholders any anti-takeover measures.

    The adoption of the proposed amendment of the Certificate of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the effect of a negative vote.

    THE BOARD OF DIRECTORS BELIEVES THE PROPOSED AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. THOSE DIRECTORS, DIRECTOR NOMINEES AND OFFICERS OF THE COMPANY, WHO COLLECTIVELY OWN BENEFICIALLY 36.7% OF THE OUTSTANDING COMMON STOCK HAVE INDICATED THEY WILL VOTE THEIR SHARES FOR THE PROPOSED AMENDMENT.

STOCK OPTIONS AND WARRANTS

    In 1998, the Company's Board of Directors authorized: (i) a stock option plan (the "Plan") for directors, officers and employees of the Company which contemplated the issuance of up to 900,000 shares of Common Stock upon the exercise of options granted under the Plan; and (ii) the issuance of warrants to purchase up to 600,000 shares of Common Stock principally to key management employees of World Marketing Alliance, Inc., an insurance marketing company, substantially all of the capital stock of which is owned by Mr. Humphrey. The Plan and the issuance of warrants were subject to ratification by the stockholders of the Company. The Board of Directors also required that options granted under the Plan and the warrants not become exercisable unless the Company raised new capital by March 31, 1999. No new capital was raised by the Company by March 31, 1999, as required, nor was stockholder approval of the Plan and the warrants obtained. Therefore, the Plan, the options issued thereunder and the warrants have become invalid and of no further legal force or effect.


          PROPOSAL 2. DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS


    The Company does not now intend to bring before the Special Meeting any matters other than those proposal disclosed in the notice of the meeting. Should any other matter be properly brought before the meeting requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

    The Company will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Company may pay persons holding stock in their names or those of their nominees for their expenses in sending soliciting materials to their principals.


                           PROPOSALS OF STOCKHOLDERS


    Proposals of stockholders intended to be presented at the next Annual Meeting of the Stockholders of the Company, presently scheduled to be held on August 9, 1999, must be received by the Company within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such meeting in order for such proposals to be included in its Proxy Statement and form of proxy relating to its 1999 Annual Meeting of Stockholders. Such proposals should be addressed to Mr. Thomas W. Montgomery, The WMA Corporation, 11315 Johns Creek Parkway, Duluth, Georgia 30097.


    A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE (EXCEPT FOR EXHIBITS) UPON WRITTEN REQUEST OF THE SECRETARY
OF THE COMPANY, 11315 JOHNS CREEK PARKWAY, DULUTH, GEORGIA 30097.


STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED.




                                       By Order of the Board of Directors




                                       Thomas W. Montgomery
                                       Secretary
May xxx, 1999

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                         & DATE IT ABOVE










                              THE WMA CORPORATION

                                     PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1998

The undersigned hereby appoints S. Hubert Humphrey, Jr. and Thomas W.
Montgomery Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated on the reverse side, all of the Common Stock of the WMA Corporation, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 11315 Johns Creek Parkway, Duluth, Georgia 30097 on Friday, May 28, 1999, at 10:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Special Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

      Please check the box if you intend to attend the Special Meeting. [ ]
                          (CONTINUED ON REVERSE SIDE)

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.



                                                                                   FOR  AGAINST  ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS  To approve an amendment to the Certificate of    [ ]    [ ]      [ ]
A VOTE FOR THE PROPOSAL            incorporation to create two classes of capital
                                   stock: common and preferred, to increase the
                                   number of authorized shares of Common Stock to
                                   50,000,000 shares and authorize 10,000,000 shares of Preferred Stock having a par value of $2.00 per share.

                                       DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                                               MATTERS WHICH MAY PROPERLY COME BEFORE THE
                                                            SPECIAL MEETING.

                                         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                                           MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO
                                       DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR
                                                              THE PROPOSAL.

                                   PLEASE MARK, DATE AND SIGN THIS PROXY, AND RETURN IT IN THE ENCLOSED,
                                   RETURN-ADDRESSED ENVELOPE. NO POSTAGE NECESSARY.

                                                  PLEASE RETURN PROXY AS SOON AS POSSIBLE.


Signature(s) of Stockholder(s)__________________________
Name(s) of Stockholder(s) _______________________ Dated: ___________,1999
                                            (Be sure to date your Proxy)

Note: If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate. When signing as attorney, executor, administrator, transferee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President's other authorized officer. If a partnership, please sign in partnership name by authorized person.